Supplement Dated June 15, 2021 to Prospectuses Dated March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective June 15, 2021, the Vanguard VIF Capital Growth Portfolio will be closed to new purchases and transfers in. You may choose to keep existing investments in this fund.

CVUL l and CVUL ll Product Prospectus Supplement (6/21)